POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 6, 2007	/s/ Rebecca Adamson
Date	Signature

/s/ Dianne D. Teudnak	Rebecca Adamson
Witness	Name of Director

Dianne D. Teudnak____________
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 6, 2007	/s/ Richard Baird
Date	Signature

/s/ Deanna M. Baird	Richard Baird
Witness	Name of Director

Deanna M. Baird____________
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 7, 2007	Joy Vida Jones
Date	Signature

/s/Clayton Riley	Joy Vida Jones
Witness	Name of Director

Clayton Riley__________________
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 8, 2007	Miles Harper
Date	Signature

/s/ Hillary L. Wallis	Miles Harper
Witness	Name of Director

Hillary L. Wallis__________________
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 1, 2007	/s/ Sydney Morris
Date	Signature

/s/ Traci Lynn Goldt	Sydney Morris
Witness	Name of Director

Traci Lynn Goldt________________
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 10, 2007	/s/ D. Wayne Silby
Date	Signature

/s/ Xin Wang	D. Wayne Silby
Witness	Name of Director

Xin Wang______________________
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 5, 2007	/s/ John Guffey
Date	Signature

/s/ Sharon Orbach	John Guffey, Jr.
Witness	Name of Director

Sharon Orbach________________
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 5, 2007	/s/ Terrence Mollner
Date	Signature

/s/ Frank Grindrad	Terrence Mollner
Witness	Name of Director

Frank Grindrad
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 6, 2007	/s/ Rustum Roy
Date	Signature

/s/ Bruce B. Knox	Rustum Roy
Witness	Name of Director

_Bruce B. Knox
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 22, 2007	/s/ Tessa Tennant
Date	Signature

/s/ William Staempfli	Tessa Tennant
Witness	Name of Director

William Staempfli
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 10, 2006	/s/ Fred A. Davie
Date	Signature

/s/ Traci Lynn Goldt	Fred Davie
Witness	Name of Director

Traci Lynn Goldt_
Witness Name (Printed)

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

January 4, 2007	/s/ Barbara Krumsiek
Date	Signature

/s/ Matthew B. Moore	Barbara Krumsiek
Witness	Name of Director

Matthew B. Moore
Witness Name (Printed)